UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

March 15, 2021

Date of Report (Date of earliest event reported)

MAGNITE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36384	20-8881738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12181 Bluff Creek Drive, 4th Floor

Los Angeles, California 90094

(Address of principal executive offices, including zip code)

(310) 207-0272

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
Common stock, par value $0.00001 per share	MGNI	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On March 15, 2021, Magnite, Inc. (the “Company”), issued a press release announcing that it has commenced an offering (the “Offering”) of convertible senior notes due 2026 in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Act”), and to non-U.S. persons in offshore transactions in reliance on Regulation S under the Act. The full text of the press release issued in connection with the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

In connection with the Offering, the Company is also filing the audited financial statements of SpotX, Inc. (“SpotX”) for the year ended December 31, 2020 and the unaudited pro forma condensed consolidated financial information of the Company for the year ended December 31, 2020 relating to the Company’s proposed acquisition of SpotX as Exhibits 99.2 and 99.3, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Press Release, dated March 15, 2021

99.2	Audited Financial Statements of SpotX, Inc. for the Year Ended December 31, 2020

99.3	Unaudited Pro Forma Condensed Consolidated Financial Information of the Company for the Year Ended December 31, 2020 relating to the Company’s Proposed Acquisition of SpotX, Inc.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNITE, INC.

Date: March 15, 2021	By:	/s/ David Day
David Day
Chief Financial Officer